MERCER FUNDS

SUPPLEMENT TO THE PROSPECTUS

DATED MARCH 31, 2019, AS SUPPLEMENTED APRIL 16, 2019 and

APRIL 30, 2019

The date of this Supplement is July 1, 2019.

The following changes are made in the Prospectus of the Mercer Funds (“Prospectus):

The Board of Trustees of the Mercer Funds have approved the appointment of Origin Asset Management LLP (“Origin”) as a subadvisor to the Mercer Emerging Markets Equity Fund (the “Fund”). Effective June 26, 2019, AQR Capital Management, LLC was terminated as subadvisor to the Fund. Upon the effectiveness of such subadvisor changes, the Prospectus is amended as described below.

1.     All references in the Prospectus to AQR Capital Management, LLC are deleted.

2.     The following information relating to Origin. as subadvisor to the Fund, is hereby added under the section titled “Fund Management - Subadvisors and Portfolio Managers” on page 31 of the Prospectus:

Origin Asset Management LLP (“Origin”)

•	Chris Carter, Founding Partner and Portfolio Manager, joined Origin in 2005. Mr. Carter began managing Origin’s allocated portion of the Fund’s portfolio in July 2019.

•	Nigel Dutson, Founding and Managing Partner and Portfolio Manager, joined Origin in 2005. Mr. Dutson, began managing Origin’s allocated portion of the Fund’s portfolio in July 2019.

•	Tarlock Randhawa, Partner and Portfolio Manager, joined Origin in 2005. Mr. Randhawa, began managing Origin’s allocated portion of the Fund’s portfolio in July 2019.

•	John Birkhold, Partner and Portfolio Manager, joined Origin in 2005. Mr. Birkhold began managing Origin’s allocated portion of the Fund’s portfolio in July 2019.
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3.     In the section titled “The Subadvisors,” beginning on page 73 of the Prospectus the following paragraphs relating to Origin, as subadvisor to the Mercer Emerging Markets Equity Fund, are hereby added:

Origin Asset Management LLP (“Origin”), with principal offices located at One Carey Lane, London, United Kingdom EC2V 8AE serves as a Subadvisor to the Fund. Origin is registered as an investment adviser under the Advisers Act. Origin is a subsidiary of Principal Financial Group, Inc.

The allocated portion of the Fund’s portfolio managed by Origin is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Origin’s allocated portion of the Fund’s portfolio are Chris Carter, Nigel Dutson, Tarlock Randhawa, and John Birkhold.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Origin’s investment philosophy includes the beliefs that

•	there is a positive return to systematic investing
•	it is better to act on evidence rather than opinion
•	there is a positive return to low valuation
•	there is a positive return to trend following

Origin’s investment process was developed as a result of many years’ experience of markets and of working within more traditional investment processes. It is clear, repeatable, systematic and evidence-based and delivers portfolios of high quality but undervalued stocks with improving operational and relative share price performance.

Origin looks only for stocks that are well-managed, undervalued, have improving profit expectations and have a rising share price relative to the market. Origin measures these criteria using publicly available financial data, profits forecasts and historic share price information. The analysis is based on current evidence rather than opinion.

Origin never meets company management, in order to avoid the trap of “emotional colouring” and to ensure that they are able to evaluate the entire investable universe using a uniform data set at the same point in time.

Origin’s uses a bottom up approach; there is no macro or top-down component to the process. Origin does not make market calls. The portfolio holds only small, frictional cash balances.

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Origin selects stocks solely on a balance of four criteria, two of which (Capital Management and Valuation) are fundamental, and two (Earnings Revisions and Relative Trend) behavioural. Each of these criteria is of equal importance to us. In order to get into the portfolio, a stock must be sufficiently attractive on a balance of all four. A stock’s weighting in the portfolio will be determined by how strongly it exhibits these target characteristics.

Origin’s Four Stock Selection Criteria

Capital Management: Origin looks for companies with a proven history of Capital Management for shareholders. It is measured by looking at individual company cash flow return on investment. Cashflow returns are required to be significantly above the cost of capital, with returns rising over the last three years, and the company should have consistently grown the asset base on which those returns have been generated.

Undervaluation: Origin employs discounted cash flow methodology to compare and contrast all competing investment ideas in the stock universe. They look for businesses where the market is undervaluing the current value of future cashflows. The discounted cash flow methodology allows us to compare and contrast companies from widely differing sectors and accounting regimes across the world.

Improving Profit Expectations: Origin favors companies with strong, positive and consistent profit forecast upgrades, where revisions are broadly based amongst the analytical community, with low dispersion amongst estimates.

Rising Share Price Relative Trend: Origin favors companies with an established and rising share price trend, which is supported by a high degree of price ‘energy’ and which is not about to hit any resistance points.

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MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 31, 2019, AS SUPPLMENTED APRIL 16, 2019 and APRIL 30, 2019

The date of this Supplement is July 1, 2019.

The following changes are made in the Statement of Additional Information of the Mercer Funds (the “SAI”):

The Board of Trustees of the Mercer Funds have approved the appointment of Origin Asset Management LLP (“Origin”) as a subadvisor to the Mercer Emerging Markets Equity Fund (the “Fund”). Effective June 26, 2019, AQR Capital Management, LLC was terminated as subadvisor to the Fund. Upon the effectiveness of such subadvisor changes, the SAI is amended as described below.

1.       All references in the SAI to AQR Capital Management, LLC are deleted.

2.       In the section titled Subadvisors, Sub-Subadvisors and Portfolio Managers beginning on page 45 of the SAI, the following information is added relating to Origin, subadvisor to the Fund:

Origin Asset Management LLP (“Origin”), with principal offices located at One Carey Lane, London, United Kingdom EC2V 8AE serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. Origin is registered as an investment adviser under the Advisers Act. Origin is a subsidiary of Principal Financial Group, Inc.

3.       In Appendix B of the SAI, titled “Proxy Voting Policies” the following Proxy Policies for Origin is hereby added:

Origin Asset Management LLP (“the Firm”)

Proxy Policy

The Advisers Act of 1940, a United States federal law, imposes an obligation on investment managers to vote on proxies in the best interest of their clients. The Firm has engaged a third party international corporate governance research and proxy voting service provider (‘third party proxy voting service provider’). The Firm’s policy is to actively vote proxies for all clients by adopting the provider’s proxy voting policy, unless a client does not wish or require us to do so. Any proxy voting arrangements shall be approved by the Investment Team and the Compliance Officer.

The Firm must;

(a) Adopt and implement written policies and procedures that are reasonably designed to ensure that the Firm vote client securities in the best interest of clients.

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(b) Disclose to clients how they may obtain information from the Firm about votes with respect to securities; and

(c) Describe to clients proxy voting policies and procedures and, upon request, provide a copy of the policies and procedures to the requesting client.

The duty of care requires the Firm to monitor corporate actions and vote client proxies. This does not necessarily mean that a failure to vote every proxy would necessarily violate fiduciary obligations. Due to the nature of some of the holdings, how they are registered, and our strategies, there will be many times when refraining from voting a proxy will be in the client’s best interest. This will mainly be when it is determined that the cost of voting a proxy exceeds the expected benefit to a client.

The Firm has engaged a third party proxy voting service provider to enable the firm to vote stock on portfolios managed for its clients. The Firm believes that the third party proxy voting service provider has the necessary resources, in-depth knowledge and expertise to vote in the best interests of our clients and thus enables the firm to meet this key objective of its Proxy Voting Policy. The Firm can override the guideline proxy voting recommendation of the third party proxy voting service provider where the Firm disagrees with the guideline proxy voting recommendation.

The Firm shall obtain from the third party proxy voting service provider a notification of all pending proxy vote opportunities. The Custodian will provide all proxy voting requests to the third party proxy voting service provider who shall make and retain these on behalf of the fund.

The third party proxy voting service provider will notify the Custodian of all actions in respect of voting on proxies. The rationale for disagreeing with a guideline proxy voting recommendation of the international governance provider must be discussed, recorded and agreed with compliance before the override instruction is communicated to the third party proxy voting service provider.

The Firm will notify clients of how they may obtain a copy of how the Firm voted free of charge and will provide a contact for that purpose.

Conflict of Interests in respect of voting Proxies:

When the Firm has, or may have, a conflict of interest between it and its clients, or between one client and another, it must pay due regard to the interests of each customer and manage the conflict of interest fairly. Where a conflict arises, or may arise, the Firm must not knowingly advise, or deal in the exercise of discretion, in relation to that transaction unless it takes reasonable steps to ensure fair treatment for the client. The Firm’s client agreements make a formal disclosure that such conflicts could arise (i.e. non-exclusivity), and by doing so puts the customer on notice of the possibility. This keeps the Firm within the strict letter of the rules and principles, but it is an overriding policy of the Firm that all such conflicts should be brought to the attention of the Compliance Officer in order that they may be sure that the firm’s procedures are adequate.

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If an investment decision is made for any client that departs from previous advice or recorded strategy for that client or which may result in an increased risk profile for the client’s portfolio, the Firm must record the reasons behind the decision. If the reasons are the same for a number of clients or transactions, only one record needs to be made. These records must be made in writing and be kept in the relevant client files.

4.       The following information relating to Origin is added to Appendix C of the SAI, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer Emerging Markets Equity Fund” beginning on page C-33.

Origin Asset Management LLP (“Origin”)

The allocated portion of the Fund’s portfolio managed by Origin is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Origin’s allocated portion of the Fund’s portfolio are Chris Carter, Nigel Dutson, Tarlock Randhawa, and John Birkhold.

Compensation.

Origin Asset Management LLP offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align team contributions in a manner that is consistent with industry standards and business results. Compensation of Origin’s portfolio managers is formed of a competitive fixed salary and a share of a bonus pool which is a function of the annual profitability of the firm. Select members of the investment team further share in the firm’s profits based on their overall partner ownership.

Ownership of Fund Shares. As of March 31, 2019, Chris Carter, Nigel Dutson, Tarlock Randhawa, and John Birkhold did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Messrs. Carter, Dutson, Randhawa and Birkhold manage

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	4	$ 1,102,610	1	$49,264,871
Other Pooled Investment Vehicles*	3	$466,146	0	0
Other Accounts*	10	$1,686,027	3	$377,266,299

*As of March 31, 2019. The portfolio managed by Origin is managed on a team basis.

** Please note the assets refers to the AUM of the clients who are paying performance fees as of 31/03/2019

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Potential Conflicts of Interest

Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Origin has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

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